UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Schedule 14(a) of the

Securities and Exchange Act of 1934

(Amendment No.                    )

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Janus Detroit Street Trust

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January 20, 2017

Dear Shareholder:

Recently, Janus Capital Group Inc. (“Janus”), the parent company of Janus Capital Management LLC (“Janus Capital”), your fund’s investment adviser, and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017. The closing may be deemed to cause an “assignment” of the current advisory agreement between Janus Capital and your fund, which would cause such agreement to terminate automatically in accordance with its terms.

In order to provide continuity of advisory services for your fund after the closing of the Transaction, the Board of Trustees for your fund is requesting that you vote on a proposal to approve a new investment advisory agreement between Janus Capital and your fund to permit Janus Capital to continue to serve as investment adviser to the fund following the closing of the Transaction.

The proposal will be presented to shareholders at a joint Special Meeting of Shareholders to be held on March 17, 2017. The proposal is briefly summarized in the synopsis that precedes the enclosed joint proxy statement (the “Proxy Statement”). The Proxy Statement includes a detailed discussion of the proposal, which you should read carefully.

The Independent Trustees of the Funds believe that the proposal is in the best interest of each fund and have recommended that shareholders vote FOR the proposal applicable to their fund.

You can vote in one of four ways:

•	By Internet through the website listed in the proxy voting instructions;

•	By telephone by calling the toll-free number listed on your proxy card and following the recorded instructions;

•	By mail with the enclosed proxy card; or

•	In person at the Special Meeting of Shareholders on March 17, 2017.

Your vote is important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposal, please call the proxy solicitor, Computershare Fund Services, at 1-866-492-0863.

Thank you for your consideration of the proposal. We value you as a shareholder and look forward to our continued relationship.

Sincerely,

Bruce L. Koepfgen

President and Chief Executive Officer of Janus Detroit Street Trust

JANUS DETROIT STREET TRUST

Janus Small Cap Growth Alpha ETF Janus Small Cap/Mid Cap Growth Alpha ETF Janus Velocity Tail Risk Hedged Large Cap ETF Janus Velocity Volatility Hedged Large Cap ETF	The Health and Fitness ETF The Long-Term Care ETF The Obesity ETF The Organics ETF

151 Detroit Street

Denver, Colorado 80206

NOTICE OF A JOINT SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a joint Special Meeting of Shareholders of Janus Detroit Street Trust (the “Trust”) and the Janus funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of the Trust, has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on March 17, 2017 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the “Meeting”). At the Meeting, shareholders of the Trust and each Fund will be asked to vote on the proposal set forth below and to transact such other business, if any, as may properly come before the Meeting including any adjournment or postponement of the Meeting.

Proposal 1.    To approve a new investment advisory agreement between the Trust, on behalf of your Fund, and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).

Shareholders of record of the Trust and each Fund, as of the close of business on December 20, 2016 (the “Record Date”), will receive notice of the Meeting and will be entitled to vote at the Meeting with respect to the proposal. The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting including any adjournment or postponement of the Meeting.

Shareholders are urged to take advantage of the Internet or telephonic voting procedures described on the enclosed proxy card, or complete, sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which needs no postage if mailed in the United States. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

By order of the Board of Trustees,

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Detroit Street Trust

January 20, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 17, 2017:

The enclosed Proxy Statement is available free of charge at janus.com/fundupdate.

Each Fund’s most recent annual report and any more recent semiannual report are available free of charge at janus.com/etfs.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Account: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Account: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Account
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Account
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Account
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

SYNOPSIS

The following synopsis is a brief overview of the matters to be voted on at the joint Special Meeting of the Shareholders of the Janus funds listed in the enclosed joint proxy statement (“Proxy Statement”), or at any adjournment or postponement thereof (the “Meeting”). This synopsis is qualified in its entirety by the remainder of this Proxy Statement. The Proxy Statement contains more detailed information about the proposal, and we encourage you to read it in its entirety before voting.

Q:	What is happening?

A:	Janus Capital Management LLC (“Janus Capital” or the “Adviser”) is a direct subsidiary of Janus Capital Group Inc. (“Janus”), a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. Recently, Janus and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Janus and Henderson have agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Henderson is an independent global asset management business founded in 1934 with approximately $131.2 billion in assets under management, as of September 30, 2016. The Transaction will be effected via a share exchange with each share of Janus common stock exchanged for 4.7190 newly issued ordinary shares in Henderson. Based on the current number of shares outstanding, upon closing of the Transaction, Henderson and Janus shareholders are expected to own approximately 57% and 43%, respectively, of the ordinary shares of the combined company, which will be renamed Janus Henderson Global Investors plc (“Janus Henderson”). In addition, each Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name. Your Fund’s investment adviser will not change, but will be a subsidiary of Janus Henderson following the completion of the Transaction. Janus Henderson will have approximately $326 billion in assets under management and a combined market capitalization of $5.75 billion. Janus expects that the combination of these two complementary businesses will create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution, resulting in an organization that will be well-positioned to provide world-class client service.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including the receipt of certain third party consents, including approval of new investment advisory agreements by shareholders of Janus Capital-advised U.S. registered investment companies, including the Funds, representing at least 67.5% of the aggregate assets under management of the Janus Capital-advised U.S. registered investment companies. Janus and Henderson currently expect to complete the Transaction during the second quarter of 2017.

i

Shareholders of the Janus funds listed in the enclosed Proxy Statement (each a “Fund” and, collectively, the “Funds”) are not being asked to vote on the Transaction. Rather, shareholders of the Funds are being asked to vote on one or more proposals that are being presented to them as a result of the Transaction.

The Closing may be deemed to cause an “assignment” of each Fund’s current investment advisory agreement with Janus Capital, which would cause such agreement to terminate automatically in accordance with its terms. Janus Capital recommended, and the Board of Trustees (the “Board,” the “Board of Trustees,” or the “Trustees”) of Janus Detroit Street Trust (the “Trust”) has approved and recommends that shareholders of each Fund approve, a new investment advisory agreement between their Fund and Janus Capital, which would be effective after the closing of the Transaction, in order for Janus Capital to continue to provide advisory services to each Fund following the Transaction. Each of these proposed agreements will have the substantially similar terms as the corresponding current agreement.

Q:	How will I as a Fund shareholder be affected by the Transaction?

A:	Your Fund investment will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. Assuming approval of the new advisory agreements, the Adviser will continue to manage your Fund according to the same objectives and policies as before and does not anticipate any significant changes to your Fund.

Q:	Why am I being asked to approve a new investment advisory agreement between my Fund and Janus Capital?

A:	Janus Capital currently serves as each Fund’s investment adviser. Under the Investment Company Act of 1940, the Transaction may be deemed to cause an “assignment” of the current investment advisory agreement with your Fund, which would cause the agreement to terminate. Shareholders are being asked to approve a new investment advisory agreement between the Adviser and their Fund that, if approved by shareholders, would permit the Adviser to continue to serve as investment adviser to the Fund after the closing of the Transaction.

Q:	Will the Transaction result in any important differences between the new investment advisory agreement and the current investment advisory agreement for my Fund?

A:	No. The terms of the new agreement with the Adviser is substantially similar to the current agreement. There will be no change in the contractual advisory fee rate your Fund pays or the investment advisory services it receives as a result of the Transaction.

Q:	What will happen if shareholders of my Fund do not approve the new investment advisory agreement before consummation of the Transaction?

A:	Janus Capital will continue to manage your Fund under an interim investment advisory agreement to assure continuity of investment advisory services to the Funds after the closing of the Transaction. The terms of each interim advisory agreement are substantially identical to those of the applicable current advisory agreement and new advisory agreement, except for the term and escrow provisions described below. The interim advisory agreement would continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the new advisory agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an interim advisory agreement would be held in an interest-bearing escrow account. If shareholders of a Fund approve the new advisory agreement prior to the end of the 150-day period, the amount held in the escrow account under the interim advisory agreement would be paid to the Adviser. If shareholders of a Fund do not approve the new advisory agreement prior to the end of the 150-day period, the Board would take such action as it deems to be in the best interests of the Fund, and the Adviser would be paid the lesser of its costs incurred in performing its services under the interim advisory agreement or the total amount in the escrow account, plus interest earned. The Board urges you to vote without delay in order to avoid potential disruption to your Fund if the Adviser were unable to continue to manage the Fund.

Q:	Who is eligible to vote?

A:	Shareholders who owned shares of a Fund at 4:00 p.m. Eastern Time on December 20, 2016 (the “Record Date”) will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole dollar (and a proportionate fractional vote for each fractional dollar) of net asset value owned on all matters presented at the Meeting regarding their Fund.

Q:	How can I vote my shares?

A:	You can vote in any one of four ways:

•	By Internet through the website listed in the proxy voting instructions;
•	By telephone by calling the toll-free number listed on your proxy card and following the recorded instructions;
•	By mail, by sending the enclosed proxy card (completed, signed and dated) in the enclosed envelope; or
•	In person at the Meeting on March 17, 2017.

Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.

It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by Computershare Fund Services (“Computershare”), the proxy solicitor engaged by Janus Capital, who will remind you to vote your shares and help you return your proxy. If a quorum is not present or sufficient votes to approve the proposal are not received by the date of the Meeting, the persons designated as proxies may adjourn the Meeting to a later date so that we can continue to seek additional votes.

Q:	If I send my vote in now as requested, can I change it later?

A:	Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person. Even if you plan to attend the Meeting, we ask that you return your proxy card or vote by telephone or Internet. This will help us to ensure that an adequate number of shares are present at the Meeting for consideration of the proposal. Shareholders should send notices of revocation to Janus Investment Fund at 151 Detroit Street, Denver, Colorado 80206, Attn: Secretary.

Q:	What is the required vote to approve the proposal?

A:	Approval of the proposal with respect to each Fund requires the affirmative vote of a “majority of the outstanding voting securities” as defined under the Investment Company Act of 1940, as amended, (the “1940 Act”) (such a majority referred to herein as a “1940 Act Majority”) of such Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting, if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Shareholders of each Fund will vote separately on the proposal relating to their Fund. An unfavorable vote on the proposal by the shareholders of one Fund will not affect the implementation of such proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the proposal will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

A quorum of shareholders is required to take action at the Meeting. The presence in person or by proxy of the holders of record of one-third of shares outstanding and entitled to vote at the Meeting constitutes a quorum.

Q:	Who is paying the costs of this solicitation?

A:	Janus Capital will pay the fees and expenses related to each proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting.

Q:	Whom should I call for additional information about this Proxy Statement?

A:	Please call Computershare, the proxy solicitor engaged by Janus Capital, at 1-866-492-0863.

January 20, 2017

JANUS DETROIT STREET TRUST

Janus Small Cap Growth Alpha ETF Janus Small Cap/Mid Cap Growth Alpha ETF Janus Velocity Tail Risk Hedged Large Cap ETF Janus Velocity Volatility Hedged Large Cap ETF	The Health and Fitness ETF The Long-Term Care ETF The Obesity ETF The Organics ETF

151 Detroit Street

Denver, Colorado 80206

JOINT SPECIAL MEETING OF SHAREHOLDERS

JOINT PROXY STATEMENT

This is a joint proxy statement (“Proxy Statement”) for the Janus funds listed above (each, a “Fund” and collectively, the “Funds”), each a series of Janus Detroit Street Trust (the “Trust”). Proxies for a joint Special Meeting of Shareholders of each Fund are being solicited by the Board of Trustees of the Trust (the “Board,” the “Board of Trustees,” or the “Trustees”) to approve the following proposal that has already been approved by the Board:

Proposal 1.    To approve a new investment advisory agreement between the Trust, on behalf of your Fund and Janus Capital Management LLC (“Janus Capital” or the “Adviser”).

The joint Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on March 17, 2017 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the “Meeting”). Any shareholder of record who owned shares of a Fund as of the close of business on December 20, 2016 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting.

At the Meeting, you will be asked to vote on the proposal applicable to each Fund of which you held shares as of the Record Date. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, Computershare Fund Services (“Computershare”), at 1-866-492-0863. This Proxy Statement, Notice of a Joint Special Meeting, and the proxy card are first being mailed to shareholders and contract owners on or about January 20, 2017.

The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687, via the Internet at janus.com/etfs, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

Pursuant to a separate investment advisory agreement between Janus Capital and the Trust on behalf of each Fund (each a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”), Janus Capital serves as each Fund’s investment adviser. The date of each Fund’s Current Advisory Agreement and the date on which it was last approved by shareholders and approved by the Board are provided in Appendix B.

The Transaction

The Adviser is a direct subsidiary of Janus Capital Group Inc. (“Janus”), a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. On October 3, 2016, Janus and Henderson Group plc (“Henderson”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Janus and Henderson have agreed to effect an all-stock, merger of equals, strategic combination of their respective businesses, with Janus surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). Henderson is an independent global asset management business founded in 1934 with approximately $131.2 billion in assets under management, as of September 30, 2016.

The Transaction will be effected via a share exchange with each share of Janus common stock exchanged for 4.7190 newly issued ordinary shares in Henderson. Based on the current number of shares outstanding, upon closing of the Transaction, Henderson and Janus shareholders are expected to own approximately 57% and 43%, respectively, of the ordinary shares of the combined company, which will be renamed Janus Henderson Global Investors plc (“Janus Henderson”). Janus Henderson will have approximately $326 billion in assets under management and a combined market capitalization of $5.75 billion. Janus expects that the combination of these two complementary businesses will create a leading global active asset manager with significant scale, diverse products and investment strategies, and depth and breadth in global distribution, resulting in an organization that will be well-positioned to provide world-class client service.

Under the terms of the Merger Agreement, as of the effective time of the Transaction, (i) Richard M. Weil, the current Chief Executive Officer of Janus, will become a co-Chief Executive Officer of Janus Henderson and (ii) Andrew J. Formica, the current Chief Executive Officer of Henderson, will become a co-Chief Executive Officer of Janus Henderson.

Janus Henderson will have a Board of Directors consisting initially of twelve directors, (i) six of whom will be persons designated by the existing Board of Directors of Henderson, and (ii) six of whom will be persons designated by the existing Board of Directors of Janus.

Completion of the Transaction is subject to the satisfaction or waiver of certain conditions, including (i) the requisite approval of the Merger Agreement by the holders of common stock of Janus; (ii) the requisite approval of the shareholders of Henderson of the Transaction and certain related matters; (iii) regulatory approvals; and (iv) receipt of certain third party consents, including approval of new investment advisory agreements by shareholders of Janus Capital-advised U.S. registered investment companies, including the Funds, representing at least 67.5% of the aggregate assets under management of the Janus Capital-advised U.S. registered investment companies. The Merger Agreement contains certain termination rights for each of Henderson and Janus, including in the event that (i) the Transaction is not consummated on or before September 30, 2017, (ii) the approval of the Transaction by the shareholders of Henderson or the stockholders of Janus is not obtained at the respective shareholder meetings or (iii) if any restraint that prevents, makes illegal or prohibits the consummation of the Transaction shall have become final and non-appealable. In addition, Henderson and Janus can each terminate the Merger Agreement prior to the shareholder meeting of the other party if, among other things, the other party’s board of directors has changed its recommendation that its shareholders approve the Transaction, and adopt the Merger Agreement.

Janus and Henderson currently expect to complete the Transaction during the second quarter of 2017.

The Proposal

Each Current Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). The consummation of the Transaction may be deemed an “assignment” of each Current Advisory Agreement which would cause the automatic termination of each Current Advisory Agreement, as required by the 1940 Act. The 1940 Act requires that a new advisory agreement be approved by the board of trustees and the shareholders of a fund in order for it to become effective.

In connection with the Transaction, the Board discussed the Transaction at a series of meetings, including meetings of the full Board and meetings of the independent trustees, commencing with a telephonic meeting of the independent trustees with certain representatives of the Adviser on October 5, 2016 and concluding with an in person meeting of the Board on October 24, 2016, called for purposes of, among other things, considering whether it would be in the best interests of each Fund to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser in substantially the same form as the Current Advisory Agreement to take effect immediately after the Transaction closes or shareholder approval, whichever is later (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”).

At the October 24, 2016 Board meeting, and for the reasons discussed below (see “Board Considerations” below), the Board, a majority of whom are Trustees who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds, the Adviser or Henderson (the “Independent Trustees”), approved the New Advisory Agreement on behalf of each Fund and recommended approval of the New Advisory Agreement by shareholders. For additional information regarding the Board’s consideration of the New Advisory Agreements, see “Board Considerations” below. The form of the New Advisory Agreement is attached hereto as Appendix F.

Comparison of Current Advisory Agreements and New Advisory Agreements

The terms of each New Advisory Agreement are substantially similar to those of the Current Advisory Agreement. There is no change in the fee rate payable by each Fund to the Adviser. If approved by shareholders of a Fund, the New Advisory Agreement for each Fund will have an initial term of two years and will continue in effect from year to year if such continuance is approved at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. Below is a comparison of certain terms of the Current Advisory Agreement to the terms of the New Advisory Agreement.

Investment Advisory Services.    The investment advisory services to be provided by the Adviser to each Fund are the same under the Current Advisory Agreements and the New Advisory Agreements. Both the Current Advisory Agreements and New Advisory Agreements provide that the Adviser shall: (a) act in strict conformity with the Trust’s Amended and Restated Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities or investment instruments shall be purchased for the Fund; what securities or investment instruments shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board from time to time; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities or investment instruments that the Fund may hold or contemplate purchasing. To the extent a Fund seeks to track an index, the Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations). The investment advisory services are expected to be provided by the same personnel of the Adviser under the New Advisory Agreements as under the Current Advisory Agreements.

Fees.    Under each Current Advisory Agreement and New Advisory Agreement, the Fund pays to the Adviser an investment advisory fee which is calculated daily and paid monthly. Each Fund’s investment advisory fee rate under the New Advisory Agreement for such Fund is identical to the investment advisory fee rate under the Current Advisory Agreement. Appendix C sets forth each Fund’s investment advisory fee rate and the amount of fees paid to the Adviser during each Fund’s initial fiscal period ended October 31, 2016.

Payment of Expenses.    Under each Current Advisory Agreement and the New Advisory Agreement, the Adviser will pay all expenses incurred in performing its investment advisory services under such agreement, including compensation of, and office space for, officers and employees of the Adviser connected with management of the Funds. The Adviser will make available, without expense to the Funds, the services of its officers, directors and employees that are elected as officers or trustees of the Funds. The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically described in the agreements. The Funds will be required to pay distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

Limitation on Liability.    The Current Advisory Agreements and New Advisory Agreements provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

Continuance.    The Current Advisory Agreement for each Fund continues in effect for successive one-year periods after its initial term, if such continuance is specifically approved at least annually by (a) the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The New Advisory Agreement for each Fund will have an initial term of two years, and will continue thereafter for successive one-year periods if approved annually in the same manner required under the Current Advisory Agreement.

Termination.    The Current Advisory Agreement and New Advisory Agreement for each Fund provide that the agreement may be terminated at any time, without penalty, by the Board, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty

(60) days’ advance written notice of termination be given to the Adviser. Further, the Current Advisory Agreement and the New Advisory Agreement may be terminated by the Adviser at any time, without penalty, by giving sixty (60) days’ advance written notice of termination to the Fund.

Interim Advisory Agreements

In the event shareholders of a Fund do not approve the New Advisory Agreement at the Meeting prior to the closing of the Transaction, an interim investment advisory agreement between the Adviser and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) will take effect upon the closing of the Transaction. At the January 18, 2017 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund in order to assure continuity of investment advisory services to the Funds after the closing of the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. The Interim Advisory Agreement would continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by the Adviser under an Interim Advisory Agreement would be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement would be paid to the Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board would take such action as it deems to be in the best interests of the Fund, and the Adviser would be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned.

Certain Conditions under the 1940 Act

The Board has been advised that the parties to the Merger Agreement have structured the Transaction in reliance upon Section 15(f) of the 1940 Act. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. The first condition of Section 15(f) is that, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. The composition of the Board of the Trust currently meets this test. Second, an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission (the “SEC”) or the staff of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” (as defined in the 1940 Act) includes any arrangement, during the two-year period after the transaction, whereby the investment adviser (or predecessor or successor adviser), or any “interested person” (as defined in the 1940 Act) of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). Under the Merger Agreement, Henderson has acknowledged Janus’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction.

Additional Information About the Adviser

The Adviser, a registered investment adviser, is organized as a Delaware limited liability company and is a direct subsidiary of Janus. Janus is a publicly traded company with principal operations in financial asset management businesses and approximately $198.9 billion in assets under management as of September 30, 2016. Janus offers a broad range of investment solutions, including fixed income, equity, alternative and multi-asset class strategies. Investment strategies are offered through open-end funds domiciled in both the U.S. and offshore, as well as through separately managed accounts, collective investment trusts and exchange-traded products. Based in Denver, Janus has offices located in 12 countries throughout North America, Europe, Asia and Australia.

The Adviser has managed primarily growth equity portfolios since 1969. The Adviser has leveraged its research-driven investment philosophy and culture to other areas of the markets, including fundamental fixed income, global macro fixed income, diversified alternatives and exchange-traded products. As of September 30, 2016, the Adviser had approximately $148.8 billion in assets under management. The business address of Janus and the Adviser is 151 Detroit Street, Denver, Colorado 80206.

Certain information regarding the executive officers and directors of the Adviser is set forth in Appendix D.

Additional Information About Henderson

Henderson is the holding company of the investment management group, Henderson Global Investors, an independent global asset management business with over 1,000 employees worldwide and approximately $131.2 billion in assets under management as of September 30, 2016. As a global money manager, Henderson provides a full spectrum of investment products and services to institutions and individuals around the world. Headquartered in London at 201 Bishopsgate, London, UK EC2M 3AE, Henderson has been managing assets for clients since 1934. Henderson is a multi-skill, multi-asset management business with a worldwide distribution network. Henderson’s U.S. subsidiary Henderson Global Investors (North America) Inc. serves as investment adviser to a family of 11 U.S. registered mutual funds with approximately $12.4 billion in assets as of September 30, 2016 (excluding liquidated funds), most of which are proposed to be integrated into the Janus fund complex upon the closing of the Transaction.

Affiliated Service Providers, Affiliated Brokerage and Other Fees

Administrator.    Janus Capital also serves as administrator to the Funds pursuant to an Administration Agreement between Janus Capital and the Trust. Janus Capital is authorized to delegate to others to perform certain administrative and other services. Pursuant to the Administration Agreement between Janus Capital and the Trust, Janus Capital shall not receive compensation or reimbursement for services it provides pursuant to the Administration Agreement. Janus Capital or its affiliates may make payments on behalf of a Fund or the Trust to third parties that have contracted directly with the Trust or a Fund to provide administrative services, and Janus Capital may subsequently seek reimbursement of such payments from the Trust and/or a Fund, subject to approval by the Trustees. Janus Capital, as administrator, did not receive any compensation or reimbursement during each Fund’s initial fiscal period ended October 31, 2016.

Affiliated Brokerage.    No Fund paid brokerage commissions within its initial fiscal period ended October 31, 2016 to (i) any broker that is an affiliated person of such Fund or an affiliated person of such person, or (ii) any broker an affiliated person of which is an affiliated person of such Fund or the Adviser.

Payments to Affiliates.    During each Fund’s initial fiscal period ended October 31, 2016, no Fund made any material payments to the Adviser or any affiliated person of the Adviser for services provided to the Fund (other than pursuant to the Current Advisory Agreement.

Shareholder Approval

To become effective with respect to a Fund, each New Advisory Agreement requires the affirmative vote of a 1940 Act Majority (as defined herein) of such Fund. For purposes of determining the approval of the New Advisory Agreement, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the New Advisory Agreement will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

In the event that the Transaction does not, for any reason, occur, each Current Advisory Agreement will continue in effect in accordance with its terms.

The Board recommends that shareholders of each Fund vote FOR approval of the Fund’s New Advisory Agreement.

BOARD CONSIDERATIONS

The Trustees of the Trust, the majority of which are Independent Trustees, met on October 24, 2016, at an in person meeting called for the purpose of considering the proposed New Advisory Agreements between the Adviser and the Trust acting on behalf of each of the Funds, and at meetings held at various times in advance of that date. The Independent Trustees met with representatives of the Adviser to discuss the anticipated effects of the Transaction. During these meetings, the Adviser indicated its belief that the Transaction would not adversely affect the continued operation of the Funds or the capabilities of the investment advisory personnel who currently manage the Funds to continue to provide these and other services to the Funds at the current levels. The Adviser also indicated that it believed that the Transaction could provide certain benefits to the Funds but that there could be no assurance as to any particular benefits that might result. In considering the New Advisory Agreements, the Trustees took the new, post-Transaction capital structure of the Adviser into account.

In the course of their consideration of the New Advisory Agreements, the Trustees met in executive session and were advised by their independent counsel. In this regard, the Board, including the Independent Trustees, evaluated the terms of the New Advisory Agreements and reviewed the duties and responsibilities of the Trustees in evaluating and approving such agreements. In considering approval of the New Advisory Agreements, the Board, including the Independent Trustees, reviewed the board materials (the “Materials”) and other information provided in advance of the meeting from counsel, the Adviser, as well as from Henderson, including: (i) a copy of the form of New Advisory Agreements, with respect to the Adviser’s management of the assets of each Fund; (ii) information describing the nature, quality and extent of the services that will be provided to each Fund, and the fees that will be charged to the Funds; (iii) information concerning the Adviser’s and Henderson’s financial condition, business, operations, portfolio management teams and compliance programs; (iv) information describing each Fund’s anticipated advisory fee and operating expenses; (v) information concerning the anticipated structure of the Adviser’s parent company as a result of the Transaction; and (v) a memorandum from counsel on the responsibilities of trustees in considering investment advisory arrangements under the 1940 Act. The Board also considered presentations made by, and discussions held with, representatives of the Adviser. The Board also noted the information previously provided to the Board during 2016 related to the initial approvals of each Fund.

During its review of this information, the Board focused on and analyzed the factors that the Board deemed relevant, including, among other matters:

•	That the material terms regarding advisory services pursuant to the New Advisory Agreements are substantially identical to the terms of the Current Advisory Agreement with the Adviser;

•	That there is not expected to be any diminution in the nature, extent and quality of the services provided to the Funds and their shareholders by the Adviser, including compliance services;
•	The commitment of the Adviser to retain key personnel currently employed by the Adviser who provide services to the Funds;
•	That the manner in which each Fund’s assets are managed would not change as a result of the Transaction, and that the same portfolio managers managing each Fund’s assets are expected to continue to do so after the Transaction;
•	The terms and conditions of the New Advisory Agreements, including the current advisory fee rates and operational expenses, are the same as the current fee rates under the Current Advisory Agreement;
•	That each Fund’s expense ratios are not expected to increase as a result of the Transaction or approval of the New Advisory Agreements;
•	That the fees and expense ratios of the Funds relative to comparable investment companies continue to be reasonable given the quality of services provided, and in this regard, see the discussion of the Board’s considerations with respect to its approval of the Current Advisory Agreement, as disclosed in the Funds’ annual shareholder report;
•	The history, reputation, qualification and background of Henderson, as well as its financial condition;
•	The reputation, financial strength, corporate structure and capital resources of Henderson and its investment advisory subsidiaries and the anticipated financial strength of Janus Henderson;
•	The long-term business goals of the Adviser and Henderson with respect to the Funds;
•	That, pursuant to the terms of the Transaction, Henderson has acknowledged Janus’s reliance upon the benefits and protections provided by Section 15(f) and has agreed not to take, and to cause its affiliates not to take, any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction;
•	The provisions of the Merger Agreement that indicate that for a period of two years after the closing of the Transaction, there shall not be imposed any “unfair burden” (as set forth and described in Section 15(f) of the 1940 Act) as a result of the Transaction, or any express or implied terms, conditions or understandings applicable to the Transaction.
•	That shareholders would not bear any costs in connection with the Transaction, that the Adviser will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, including all expenses in connection with the solicitation of proxies, the fees and expenses of attorneys relating to the Transaction and Proxy Statement, and other fees and expenses incurred by the Funds, if any, in connection with the Transaction;
•

The Adviser’s commitment to provide resources to the Funds and the potential for increased distribution capabilities due to the anticipated increase of sales related resources and geographic scale resulting from as a result of the

Transaction, which have the potential to increase the assets of the Funds, and which in turn could result in long-term economies of scale to the Funds; and
•	That the Adviser and Henderson would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

In connection with their consideration of the New Advisory Agreements on October 24, 2016, the Board noted that, in February 2016 and April 2016, the Board had initially approved the respective Funds’ current investment advisory agreements. The Trustees considered that, in connection with the foregoing approvals, the Board had determined that the Adviser had the capabilities, resources and personnel necessary to provide the services to each Fund as required under the current investment advisory agreement, and the advisory fee rates paid by each Fund, taking into account the unitary fees charged to the Funds, represented reasonable compensation to the Adviser in light of the services provided. The Trustees noted that the Board also considered the cost to the Adviser of providing those services, potential economies of scale as each Fund’s assets grow, the fees and expenses paid by other comparable funds, and such other matters as the Board had considered relevant in the exercise of their reasonable business judgment. The Board noted the Adviser’s confirmation that there had been no material changes to this information previously considered by the Board.

To inform their consideration of the New Advisory Agreements, the Independent Trustees received and considered responses by the Adviser and Henderson to inquiries requesting information regarding: Henderson’s structure, operations, financial resources and key personnel; the material aspects of the Transaction, the proposed operations of Janus Henderson and its compliance program, code of ethics, trading policies and key management and investment personnel, including each Fund’s portfolio managers; and anticipated changes to the management or operations of the Board and the Funds, including, if applicable, any changes to the Funds’ service providers, advisory fees and expense structure.

In considering the information and materials described above, the Independent Trustees received assistance from, and met separately with, independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to the approval of advisory agreements. The Board did not identify any particular information that was most relevant to its consideration to approve the New Advisory Agreements for each Fund and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the New Advisory Agreement. In determining whether to approve the New Advisory Agreements, the Board considered the best interests of each Fund separately.

In voting to approve the New Advisory Agreements, the Board considered the overall fairness of the New Advisory Agreements and factors it deemed relevant with respect to each Fund, including, but not limited to: (i) the nature, extent and quality of the services to be provided by the Adviser, (ii) that the investment personnel who currently manage the Funds would continue to manage the Funds as employees of the Adviser, (iii) that the fees and expenses of the Funds after the Transaction are expected to remain the same, (iv) the projected profitability of the Funds to the Adviser and its affiliates; (v) whether the projected economies of scale would be realized as the Funds grow and whether any breakpoints are appropriate at certain asset levels; and (vi) other benefits that may accrue to the Adviser from its relationship with the Funds. The Board also considered that the Transaction might not be consummated if the New Advisory Agreements were not approved by the Board and the shareholders of each Fund.

Although not meant to be all-inclusive, set forth below is a description of the information and certain factors that were considered by the Board, including the Independent Trustees, in deciding to approve the New Advisory Agreements in respect of each Fund:

The nature, extent and quality of services to be provided by the Adviser; personnel and operations of the Adviser.    In considering the nature, extent and quality of the services to be provided by the Adviser under the New Advisory Agreements, the Board considered that the terms of the New Advisory Agreements are substantially similar to the terms of the Current Advisory Agreements. The Board considered that the level of service and manner in which each Fund’s assets are managed were expected to remain the same.

The Board considered that, for a period of time after closing, the Adviser expects that the operations of the Adviser, as they relate to the Funds, would be the same as those of the Adviser currently. The Board considered that the Adviser’s key personnel who provide services to the Funds are expected to provide those same services after the Transaction. The Board also noted that the Transaction is not expected to result in any change in the structure or operations of the Funds and that the Adviser does not currently anticipate any immediate changes to the Funds’ key service providers.

In evaluating the Adviser, the Board considered the history, background, reputation and qualification of the Adviser and Henderson, as well as their personnel and Henderson’s financial condition. The Board considered that Henderson is a global asset management firm that was established in 1934, and that it has a long history of asset management around the world. The Board also considered the Adviser’s capabilities, experience, corporate structure and capital resources, as well as the Adviser’s long-term business goals with respect to the Transaction and the Funds.

Based on its consideration and review of the foregoing information, the Board determined that each Fund was likely to benefit from the nature, quality and extent of these services, as well as the Adviser’s ability to render such services based on their experience, personnel, operations and resources.

Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Funds; “fall-out” benefits.    The Board noted that the unitary fee currently in place for each Fund will remain in place and unchanged under the New Advisory Agreements.

The Board also discussed the anticipated costs and projected profitability of the Adviser in connection with its serving as investment adviser to each Fund, including operational costs. In addition, the Board discussed that the Funds’ expenses were not expected to increase materially as a result of the Transaction. The Board also noted that Henderson does not currently provide any investment management services to other exchange traded funds. In light of the nature, extent and quality of services proposed to be provided by the Adviser and the costs expected to be incurred by the Adviser in rendering those services, the Board concluded that the level of fees proposed to be paid to the Adviser with respect to the Funds were fair and reasonable.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale.    The Board next discussed potential economies of scale. The Board discussed the promised continued commitment to expand the distribution of Fund shares, and the potential for increased distribution capabilities as a result of the Transaction, which have the potential to result in long-term economies of scale.

The Board also noted that since the Trust is newly formed, the eventual aggregate amount of assets was uncertain, and therefore specific information concerning the extent to which economies of scale would be realized as each Fund grows and whether fee levels would reflect such economies of scale, if any, was difficult to determine. The Board recognized the uncertainty in launching new investment products and estimating future asset levels.

Other benefits to the Adviser.    The Board considered other potential benefits that may accrue to the Adviser as a result of its relationship with the Funds, which include reputational benefits that may enhance the Adviser’s ability to gain business opportunities from other clients.

Conclusion.    No single factor was determinative to the decision of the Board. Based on, but not limited to, the foregoing, and such other matters as were deemed relevant, the Board concluded that the New Advisory Agreements was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.

After full consideration of the above factors, as well as other factors, the Trustees, with the Independent Trustees voting separately, determined to approve the New Advisory Agreements with respect to the Funds.

ADDITIONAL INFORMATION ABOUT THE MEETING

Quorum and Voting

Each holder of a whole or fractional share shall be entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of net asset value of shares held in such shareholder’s name as of the Record Date. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

One-third of the outstanding shares entitled to vote at the Meeting with respect to each Fund shall be a quorum for the transaction of business by that Fund at the

Meeting. Any lesser number is sufficient for adjournments. Quorum with respect to the proposal is described in greater detail below. In the event that the necessary quorum to transact business is not present or the vote required to approve a proposal is not obtained at the Meeting with respect to each Fund, the persons named as proxies may propose one or more adjournments or postponements of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to the proposal. Any such adjournment or postponement as to the proposal will require the affirmative vote of the holders of a majority of the shares of the applicable Fund, present in person or by proxy at the Meeting. If a quorum is not present or the vote required to approve a proposal is not obtained, the persons named as proxies will vote those proxies for the Fund (excluding broker non-votes and abstentions) in favor of such adjournment or postponement if they determine additional solicitation is warranted and in the interest of the Fund.

“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by a Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. For purposes of voting on a proposal, abstentions and “broker non-votes” will be counted as present for purposes of determining whether a quorum is present, but do not represent votes cast in favor of an adjournment, postponement, or a proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.

Proposal 1: Approval of New Investment Advisory Agreement.    Shareholders of each Fund will vote separately on Proposal 1. The presence in person or by proxy of the holders of record of one-third of a Fund’s shares outstanding and entitled to vote at the Meeting constitutes a quorum to hold the Meeting with respect to Proposal 1 for that Fund. To become effective with respect to a Fund, the New Advisory Agreements require the affirmative vote of a “majority of the outstanding voting securities” as defined under the 1940 Act (such a majority referred to herein as a “1940 Act Majority”) of the applicable Fund. A 1940 Act Majority means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. The shares of each Fund will be counted using dollar-based voting. This means that each share of a Fund will represent the number of votes equal to that share’s net asset value on the record date. For purposes of determining the approval of the New Advisory Agreements, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

An unfavorable vote on the proposal to approve the New Advisory Agreement by the shareholders of one Fund will not affect the implementation of the proposal by another Fund if the proposal is approved by the shareholders of that Fund. However, the proposal will only take effect upon the closing of the Transaction, which is conditioned upon obtaining the approval of new investment advisory agreements by shareholders of Janus funds representing a specified percentage of assets under management.

Fund Share Ownership

The number of outstanding shares and net assets of each Fund as of the close of business on the Record Date, is included in Appendix A to this Proxy Statement.

Beneficial owners of 5% or more of the outstanding shares of each Fund are provided in Appendix E to this Proxy Statement. To the best knowledge of the Trust, no person or entity beneficially owned more than 5% of the outstanding shares of a Fund except as stated in Appendix E. To the best knowledge of the Trust, entities shown as owning 25% or more of a Fund, unless otherwise indicated, are not the beneficial owners of such shares.

Solicitation of Proxies

Janus Capital will pay the fees and expenses related to the proposal, including the cost of the preparation of these proxy materials and their distribution, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, and the Meeting.

In addition to solicitation of proxies by mail, certain officers and representatives of the Trust, certain officers and employees of the Adviser or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, U.S. mail, verbal, internet, email, or by any other means available.

Janus Capital has engaged Computershare, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Funds, at an estimated cost of $56,000 plus any out-of-pocket expenses. Such expenses will be paid by Janus Capital. Among other things, Computershare will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of a Fund and to obtain authorization for the execution of proxies. To the extent Janus Capital or a Fund would have directly borne the expenses for those services, Janus Capital will reimburse these intermediaries for their expenses. The Board has determined that the use of this Proxy Statement is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders of each Fund. Certain other Janus funds, not listed in this Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card relating to those funds.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of Computershare. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund.

Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. Janus Capital believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. If the information solicited agrees with the information provided to Computershare, then Computershare’s representative has the responsibility to explain the process, and ask for the shareholder’s instructions on the proposals. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The Computershare representative may read the recommendation set forth in this Proxy Statement. The Computershare representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call 1-866-492-0863 immediately if his or her instructions are not accurately reflected in the confirmation.

Telephone Touch-Tone Voting.    Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

Internet Voting.    Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet voting session, will, upon request, receive an e-mail confirming their voting instructions.

If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card originally sent with the Proxy Statement in the postage-paid envelope provided or otherwise mailed or provided to the shareholder, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card may contact Computershare at 1-866-492-0863. Any proxy given by a shareholder is revocable until voted at the Meeting.

Revoking a Proxy.    Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised at the Meeting by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted FOR the proposal, as described in this Proxy Statement.

Attending the Meeting.    If you wish to attend the Meeting and vote in person, you will be able to do so. If you intend to attend the Meeting in person and you are a record holder of a Fund’s shares, in order to gain admission you may be asked to show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your shares through a broker, bank or other intermediary, in order to gain admission you may be asked to show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other intermediary you will not be able to vote in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other intermediary and present it at the Meeting. You may contact Computershare at 1-866-492-0863 to obtain directions to the site of the Meeting.

Shareholder Proposals for Subsequent Meetings

The Trust is not required, and do not intend, to hold annual shareholder meetings. Shareholder meetings may be called from time to time as described in the Amended and Restated Trust Instrument and the Amended and Restated Bylaws of the Trust.

Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a Fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before a Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Funds began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

Shareholder Communications

The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust’s Secretary at the address of the Trust’s principal executive office. All such communications received by the Trust’s

Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

Reports to Shareholders and Financial Statements

The annual report to shareholders of the Funds, including financial statements of each Fund, has previously been sent to shareholders. The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of the Funds’ most recent annual report and any more recent semiannual report are available, without charge, by calling a Janus representative at 1-877-335-2687, via the Internet at janus.com/etfs, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206.

Other Matters to Come Before the Meeting

The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matter requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Funds.

Please vote by Internet or telephone promptly, or complete, date, sign and return the enclosed proxy card. No postage is required if you mail your proxy card in the United States.

By Order of the Board of Trustees,

Bruce L. Koepfgen

President and Chief Executive Officer of

Janus Detroit Street Trust

APPENDIX LIST

Appendix A:	Shares Outstanding and Net Assets
Appendix B:	Dates Relating to Current Advisory Agreements
Appendix C:	Advisory Fees
Appendix D:	Information Regarding Officers and Directors of Adviser
Appendix E:	Principal Holders
Appendix F:	Form of New Advisory Agreement

APPENDIX A

SHARES OUTSTANDING AND NET ASSETS

The following chart shows the shares outstanding and net assets of each Fund as of December 20, 2016.

Fund	Total Number of Outstanding Shares	Net Assets
Janus Small Cap Growth Alpha ETF	202,000	$6,270,080
Janus Small Cap/Mid Cap Growth Alpha ETF	402,000	$12,827,820
Janus Velocity Tail Risk Hedged Large Cap ETF	650,000	$18,356,000
Janus Velocity Volatility Hedged Large Cap ETF	1,400,000	$43,834,000
The Health and Fitness ETF	100,000	$2,528,000
The Long-Term Care ETF	200,000	$4,726,000
The Obesity ETF	100,000	$2,257,000
The Organics ETF	100,000	$2,486,000

A-1

APPENDIX B

DATES RELATING TO CURRENT ADVISORY AGREEMENTS

Fund	Date of Current Advisory Agreement	Date Current Advisory Agreement Last Approved by Shareholders	Date Current Advisory Agreement Last Approved by Board
Janus Small Cap Growth Alpha ETF	February 22, 2016	February 22, 2016*	February 3, 2016
Janus Small Cap/Mid Cap Growth Alpha ETF	February 22, 2016	February 22, 2016*	February 3, 2016
Janus Velocity Tail Risk Hedged Large Cap ETF	February 22, 2016	July 14, 2016*	February 3, 2016
Janus Velocity Volatility Hedged Large Cap ETF	February 22, 2016	July 14, 2016*	February 3, 2016
The Health and Fitness ETF	February 22, 2016	May 27, 2016*	April 18, 2016
The Long-Term Care ETF	February 22, 2016	May 27, 2016*	April 18, 2016
The Obesity ETF	February 22, 2016	May 27, 2016*	April 18, 2016
The Organics ETF	February 22, 2016	May 27, 2016*	April 18, 2016

*	Approval by sole initial shareholder of the Fund.

B-1

APPENDIX C

ADVISORY FEES

Fund	Commencement of Operations	Contractual Management Fee Rate	Advisory Fees Paid to the Adviser*		Fees Waived or Reimbursed by the Adviser*
Janus Small Cap Growth Alpha ETF	February 23, 2016	0.50%	$9,296	*	N/A*
Janus Small Cap/Mid Cap Growth Alpha ETF	February 23, 2016	0.50%	$14,300	*	N/A*
Janus Velocity Tail Risk Hedged Large Cap ETF	July 18, 2016	0.65%	$153,805	**	N/A**
Janus Velocity Volatility Hedged Large Cap ETF	July 18, 2016	0.65%	$276,726	**	N/A**
The Health and Fitness ETF	June 8, 2016	0.50%	$4,065	*	N/A*
The Long-Term Care ETF	June 8, 2016	0.50%	$4,112	*	N/A*
The Obesity ETF	June 8, 2016	0.50%	$3,910	*	N/A*
The Organics ETF	June 8, 2016	0.50%	$3,918	*	N/A*

*	For the Fund’s initial fiscal period, beginning upon the commencement of operations, as set forth above, and ending October 31, 2016.
**	The Fund commenced operations on July 18, 2016, after the reorganization of the Fund’s predecessor fund (“Predecessor Fund”), into the Fund. The fees shown are for the period from December 1, 2015 through October 31, 2016. The Fund changed its fiscal year end from November 30 to October 31 in connection with the reorganization. Fees shown prior to July 18, 2016, reflect the fees paid by the Predecessor Fund to its advisor. The Fund has adopted the financial statements of its Predecessor Fund.

C-1

APPENDIX D

INFORMATION REGARDING OFFICERS AND DIRECTORS OF ADVISER

Janus Capital Management LLC(1)

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
Enrique Chang	Janus Capital Group Inc.	President – Head of Investments
	Janus Capital Management LLC	President – Head of Investments
	Perkins Investment Management LLC	Director
	Janus Capital International Limited	Director

Augustus Cheh	Janus Capital Management LLC	Executive Vice President
	Janus Capital Asia Limited	Director
	Janus Capital Trust Manager Limited	Director
	Janus Capital International Limited	Director

Michael Drew Elder	Janus Capital Group Inc.	Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	Janus Distributors LLC	President
	Perkins Investment Management LLC	Director

David W. Grawemeyer	Janus Capital Group Inc.	General Counsel and Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	Janus Management Holdings Corp.	General Counsel, Executive Vice President, and Director
	Janus International Holding LLC	General Counsel and Executive Vice President

Brennan A. Hughes	Janus Capital Group Inc.	Chief Accounting Officer and Senior Vice President
	Janus Capital Management LLC	Chief Accounting Officer and Senior Vice President
	Janus Distributors LLC	Chief Accounting Officer and Senior Vice President
	Janus Services LLC	Chief Accounting Officer and Senior Vice President
	The Janus Foundation	Director
	Janus Management Holdings Corp.	Chief Accounting Officer and Senior Vice President
	Janus Holdings LLC	Senior Vice President
	INTECH Investment Management LLC	Vice President
	Perkins Investment Management LLC	Vice President and Controller
	Janus International Holding LLC	Chief Accounting Officer, Senior Vice President, and Director
	VS Holdings Inc.	Chief Accounting Officer, Senior Vice President, and Director
	Janus Capital Asia Limited	Director
	Janus Capital Taiwan Limited	Director
	Janus Capital Singapore Pte. Limited	Director
	Janus Capital International Limited	Director
	Janus Capital Switzerland Limited	Director

(1)	The business address for each officer and director is 151 Detroit Street, Denver, Colorado 80206.

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
Bruce L. Koepfgen	Janus Capital Group Inc.	President
	Janus Capital Management LLC	President
	Janus Distributors LLC	Executive Vice President
	Janus Management Holdings Corp.	Executive Vice President and Director
	INTECH Investment Management LLC	Executive Vice President and Working Director
	Perkins Investment Management LLC	Executive Vice President and Director
	Janus International Holding LLC	Executive Vice President and Director
	VS Holdings Inc.	President and Director
	Kapstream Capital Pty Limited	Director

David R. Kowalski	Janus Capital Management LLC	Chief Compliance Officer and Senior Vice President
	Janus Distributors LLC	Chief Compliance Officer and Senior Vice President
	Janus Services LLC	Chief Compliance Officer and Senior Vice President
	The Janus Foundation	Director
	INTECH Investment Management LLC	Vice President
	Perkins Investment Management LLC	Vice President
	VS Holdings Inc.	Chief Compliance Officer and Senior Vice President

Tiphani D. Krueger	Janus Capital Group Inc.	Executive Vice President
	Janus Capital Management LLC	Executive Vice President
	The Janus Foundation	President and Director
	Janus Management Holdings Corp.	Executive Vice President

Mari Lakio-Grundy	Janus Capital Management LLC	Assistant General Counsel and Vice President

Adrian Lam	Janus Capital Management LLC	Assistant General Counsel and Vice President

David Master	Janus Capital Management LLC	Chief Marketing Officer and Senior Vice President
	Janus Holdings LLC	Senior Vice President

Jennifer J. McPeek	Janus Capital Group Inc.	Chief Financial Officer and Executive Vice President
	Janus Capital Management LLC	Chief Financial Officer and Executive Vice President
	Janus Management Holdings Corp.	Chief Financial Officer and Executive Vice President
	Perkins Investment Management LLC	Vice President and Director
	VS Holdings Inc.	Chief Financial Officer and Executive Vice President
	Kapstream Capital Pty Limited	Director

(1)	The business address for each officer and director is 151 Detroit Street, Denver, Colorado 80206.

Name	Janus Capital/Affiliated Entity Name	Position(s) with Janus Capital or Affiliated Entity
Michelle R. Rosenberg	Janus Capital Management LLC	Deputy General Counsel and Senior Vice President
	Janus Distributors LLC	Deputy General Counsel and Senior Vice President
	Janus Services LLC	Deputy General Counsel and Senior Vice President
	Janus Diversified Alternatives Subsidiary, Ltd.	Director
	Janus Aspen Global Unconstrained Bond Subsidiary, Ltd.	Director
	Janus Global Unconstrained Bond Subsidiary, Ltd.	Director

Richard M. Weil	Janus Capital Group Inc.	Chief Executive Officer and Director
	Janus Capital Management LLC	Chief Executive Officer
	Janus Management Holdings Corp.	President and Director
	INTECH Investment Management LLC	Working Director
	Perkins Investment Management LLC	Director
	Kapstream Capital Pty Limited	Director

(1)	The business address for each officer and director is 151 Detroit Street, Denver, Colorado 80206.

The following officers or Trustees of the Funds are officers, employees, directors, general partners or shareholders of the Adviser:

Name	Title with the Funds	Title with the Adviser
Michael Drew Elder	Interested Trustee*	Executive Vice President and Head of U.S. Intermediary Distribution, Janus Capital

Bruce L. Koepfgen	President and Chief Executive Officer	President of Janus Capital Group Inc. and Janus Capital Management LLC

David R. Kowalski	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	Senior Vice President and Chief Compliance Officer of Janus Capital

Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer, and Principal Accounting Officer	Vice President of Janus Capital

Michelle Rosenberg	Vice President and Secretary	Senior Vice President, Deputy General Counsel, and Secretary of Janus Capital

Byron Hittle	Assistant Secretary	Assistant Vice President at Janus Capital

Bryan Szilagyi	Assistant Secretary	Director at Janus Capital

Allen Welch	Assistant Secretary	Director at Janus Capital

Adithya Attawar	Assistant Secretary	Legal Counsel at Janus Capital
*	Michael Drew Elder is an Interested Trustee because of his employment with Janus Capital. Mr. Elder may be deemed to have a material interest in the Transaction through his compensation arrangements with Janus Capital.

APPENDIX E

PRINCIPAL HOLDERS

To the best knowledge of Janus Detroit Street Trust, as of December 20, 2016, the officers and Trustees as a group did not own any of the outstanding shares of the Funds. As of December 20, 2016, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any Fund is listed below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person or entity may be presumed to control such Fund. A controlling shareholder’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

To the best knowledge of Janus Detroit Street Trust, as of December 20, 2016, by virtue of owning more than 25% of the outstanding shares of a Fund, (1) Charles Schwab and Co. Inc. is deemed to control Janus Small Cap Growth Alpha ETF, (2) National Financial Services Corporation is deemed to control Janus Small/Mid Cap Growth Alpha ETF, (3) Charles Schwab and Co. Inc. is deemed to control Janus Velocity Tail Risk Hedged Large Cap ETF, (4) Charles Schwab and Co. Inc. is deemed to control Janus Velocity Volatility Hedged Large Cap ETF, (5) RBC Capital Markets Corporation is deemed to control The Health and Fitness ETF, (6) RBC Capital Markets Corporation is deemed to control The Long-Term Care ETF, (7) Knight Capital Americas is deemed to control The Obesity ETF, (8) Deutsche Bank Securities Inc. is deemed to control The Obesity ETF, and (9) Deutsche Bank Securities Inc. is deemed to control The Organics ETF.

To the extent that the Adviser, an affiliate, or an individual, such as a Fund’s portfolio manager(s), owns a significant portion of the shares of a Fund, the redemption of those shares may have an adverse effect on the Fund and/or its shareholders. The Adviser may consider the effect of redemptions on such Fund and the Fund’s other shareholders in deciding whether to redeem its shares. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding shares of a Fund are not the beneficial owners of such shares, unless otherwise indicated.

The following chart lists each shareholder or group of shareholders who beneficially (or of record) owned more than 5% of a Fund as of December 20, 2016:

Fund Name	Shareholder and Address of Record	Number of Shares	Percentage Ownership
Janus Small Cap Growth Alpha ETF	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	71,132	35.21%
	Knight Capital Americas 545 Washington Blvd New Jersey City, NJ 07310	34,995	17.32%
	LPL Financial Corporation 4707 Executive Dr. San Diego, CA 92121-3091	27,295	13.51%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	25,225	12.49%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	17,144	8.49%
Janus Small/Mid Cap Growth Alpha ETF	National Financial Services Corporation 200 Liberty Street New York, NY 10281	201,677	50.17%
	State Street Bank and & Trust/State Street Total ETF 1 Lincoln Street Boston, MA 02116	52,000	12.94%
	RBC Capital Markets Corporation One Liberty Plaza 200 Vesey St. New York, NY 10298-8098	41,916	10.43%
	LPL Financial Corporation 4707 Executive Dr. San Diego, CA 92121-3091	37,944	9.44%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	20,816	5.18%
Janus Velocity Tail Risk Hedged Large Cap ETF	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	258,059	39.70%
	American Enterprise Investment Services Inc. 2723 Ameriprise Financial Center Minneapolis, MN 55474	157,033	24.16%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1 Bryant Park New York NY 10036	73,653	11.33%
	LPL Financial Corporation 4707 Executive Dr. San Diego, CA 92121-3091	51,600	7.94%
	NBCN Inc./CDS 130 Adelaide Street, West, Suite 1400 Toronto, Ontario Canada, M5H 3P5	42,810	6.59%

Fund Name	Shareholder and Address of Record	Number of Shares	Percentage Ownership
Janus Velocity Volatility Hedged Large Cap ETF	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	986,342	70.45%
	TD Ameritrade Clearing, Inc. 4211 South 102nd Street Omaha, NE 68127-1031	144,812	10.34%
The Health and Fitness ETF	RBC Capital Markets Corporation One Liberty Plaza 200 Vesey St. New York, NY 10298-8098	81,949	81.95%
The Long-Term Care ETF	RBC Capital Markets Corporation One Liberty Plaza 200 Vesey St. New York, NY 10298-8098	72,159	36.08%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	19,835	9.92%
	Citibank, N.A. 3800 Citigroup Center Tampa, FL 33610-9122	19,559	9.78%
	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	17,665	8.83%
	LPL Financial Corporation 4707 Executive Dr. San Diego, CA 92121-3091	15,484	7.74%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	10,434	5.22%
The Obesity ETF	Knight Capital Americas 545 Washington Blvd New Jersey City, NJ 07310	46,566	46.57%
	Deutsche Bank Securities Inc. 1251 Avenue of the Americas New York, NY 10020-1110	26,635	26.64%
	Merrill Lynch Safekeeping 101 Hudson Street Jersey City, NJ 07302	6,000	6.00%
The Organics ETF	Deutsche Bank Securities Inc. 1251 Avenue of the Americas New York, NY 10020-1110	51,885	51.89%
	Charles Schwab & Co. Inc. 101 Montgomery Street San Francisco, CA 94104	13,357	13.36%
	Knight Capital Americas 545 Washington Blvd New Jersey City, NJ 07310	8,420	8.42%
	National Financial Services Corporation 200 Liberty Street New York, NY 10281	7,633	7.63%

APPENDIX F

Form of New Advisory Agreement

JANUS DETROIT STREET TRUST

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

JANUS FUNDS

This Investment Advisory and Management Agreement (the “Agreement”) is made and entered into as of this                      day of May, 2017, by and between Janus [Henderson] Capital Management LLC, a Delaware limited liability company (the “Adviser”), and Janus Detroit Street Trust, a Delaware statutory trust (the “Trust”), regarding the fund(s) listed in Appendix A (each, a “Fund” and together, the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser.    The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated August 6, 2015, and in such Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2. Delivery of Fund Documents.    The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a	Trust Instrument;

b	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting Janus [Henderson] Capital Management LLC as Adviser to the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser.    Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable Sub-Advisers: (a) act in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities or investment instruments shall be purchased for the Fund; what securities or investment instruments shall be held or sold by the Fund, and allocate assets of the Fund to separate sub-accounts of the approved Sub-Advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board from time to timer; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities or investment instruments that the Fund may hold or contemplate purchasing. The appointment of Sub-Advisors shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. To the extent a Fund seeks to track an index, the Adviser shall initially determine and make such modifications to the identity and number of shares of the securities to be accepted pursuant to each Fund’s benchmark index in exchange for “Creation Units” for each Fund and the securities that will be applicable that day to redemption requests received for each Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4. Allocation of Charges and Expenses.    The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the

Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay distribution fees (if any), brokerage expenses or commissions, interest, dividends, taxes, litigation expenses, acquired fund fees and expenses (if any), and expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5. Compensation of the Adviser.    In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (1/366th in a leap year) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount set forth on Appendix B. This is a unitary fee structure in which each Fund pays the Adviser the aforementioned fees in return for providing certain investment advisory, supervisory, and administrative services to the Fund, including the costs of transfer agency, custody, fund administration (such as Trustee compensation, fund accounting fees), legal (including fund and independent trustee counsel fees), audit, and other services. This management fee is also used to pay the licensing fee, if any, to Janus Index & Calculation Services LLC.

6. Services to other Accounts.    The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest.    In connection with purchases or sales of Fund securities or investment instruments for the account of the Fund, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8. Standard of Care; Limitation of Liability.    The Adviser will exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Voting.    The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Adviser’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10. Duration and Termination of this Agreement.    This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”,

“assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11. Amendment of this Agreement.    A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser, distributor, or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12. Notice.    Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Janus [Henderson] Capital Management LLC

151 Detroit Street Denver, CO 80206

To the Trust or the Fund at:

Janus Detroit Street Trust 151 Detroit Street Denver, CO 80206

13. Governing Law.    This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Delaware law in a manner not in conflict with the provisions of the 1940 Act.

14. Miscellaneous.    Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. Counterparts.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

JANUS [HENDERSON] CAPITAL MANAGEMENT LLC	JANUS DETROIT STREET TRUST

By:	By:

Name:	Name:
Title:	Title:

Appendix A

Janus Henderson Small Cap Growth Alpha ETF

Janus Henderson Small/Mid Cap Growth Alpha ETF

Janus Velocity Tail Risk Hedged Large Cap ETF

Janus Velocity Volatility Hedged Large Cap ETF

The Health and Fitness ETF

The Long Term Care ETF

The Organics ETF

The Obesity ETF

Janus Henderson Short Duration Income ETF

Janus Henderson SG Global Quality Income ETF

Appendix B

Management Fee Rates

Fund	Average Daily Net Assets
Janus Henderson Small Cap Growth Alpha ETF	0.50%
Janus Henderson Small/Mid Cap Growth Alpha ETF	0.50%
Janus Velocity Tail Risk Hedged Large Cap ETF	0.65%
Janus Velocity Volatility Hedged Large Cap ETF	0.65%
The Health and Fitness ETF	0.50%
The Long Term Care ETF	0.50%
The Organics ETF	0.50%
The Obesity ETF	0.50%
Janus Henderson Short Duration Income ETF	0.35%
Janus Henderson SG Global Quality Income ETF	0.45%

Form of Proxy Card
EVERY SHAREHOLDER’S VOTE IS IMPORTANT
EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 150 Clayton Lane Denver, CO 80206 on March 17, 2017
Please detach at perforation before mailing.
PROXY JANUS DETROIT STREET TRUST PROXY JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 17, 2017
This Proxy is solicited on behalf of the Trustees of Janus Detroit Street Trust. The undersigned, revoking any previous proxies, hereby appoints Bruce Koepfgen, Michelle Rosenberg, and Jesper Nergaard or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders (the “Meeting”) of Janus Detroit Street Trust (the “Trust,” each separate series thereof, a “Fund”), to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado, 80206 on March 17, 2017 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment.
Receipt of the Notice of a Joint Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The shares of Janus Detroit Street Trust represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.
VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503
PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
JDS_28317_122016

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
Important Notice Regarding the Availability of Proxy Materials for Janus Detroit Street Trust Joint Special Meeting of Shareholders to Be Held on March 17, 2017.
The Proxy Statement for this Meeting is available at: https://www.proxy-direct.com/jds-28317
IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD
FUNDS FUNDS FUNDS
Fundname Drop-In 1 Fundname Drop-In 2 Fundname Drop-In 3 Fundname Drop-In 4 Fundname Drop-In 5 Fundname Drop-In 6 Fundname Drop-In 7 Fundname Drop-In 8
Please detach at perforation before mailing.
When this Proxy Card is properly executed, the shares represented hereby will be voted as specified. If no specification is made, this Proxy Card will be voted “For” the Proposal set forth below.
TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X +
A Proposals THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.
FOR AGAINST ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of your Fund and Janus Capital ? ? ? Management LLC (“Janus Capital” or the “Adviser”).
B Authorized Signatures ─- This section must be completed for your vote to be counted.─- Sign and Date Below
Date (mm/dd/yyyy) ─- Please print date below Signature 1 ─- Please keep signature within the box Signature 2 ─- Please keep signature within the box
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608999900109999999999 xxxxxxxxxxxxxx JDS 28317 M xxxxxxxx